                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)       March 11, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 82
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

In November 1998, FCC National Bank ("the Seller") modified its charge-off policies with respect to accounts of cardholders who notify the Seller that such cardholder has filed for bankruptcy to align such policies with those of other affiliates of BANK ONE Corporation, the parent corporation of the Seller. Previously, the Seller charged off the receivables in such an account within a few days of notification of such a bankruptcy filing. Under its new policy, the Seller will charge off the receivables in an account of such a cardholder on the first day of the month following the third billing date of such account after the notification of such bankruptcy filing, unless the receivables would charge off earlier due to the Seller's usual delinquency charge-off policies. It is expected that this change will decrease charged-off receivables reported for the Bank's Portfolio for the first four Due Periods after the implementation of this change since the recognition of losses for Accounts held by cardholders filing for bankruptcy will be delayed by approximately four months. The Seller anticipates that such a decrease in charged-off receivables will be reflected in the reported information for the December 1998 through March 1999 Distribution Dates.

The February 1999 Due Period is the third month in which this policy change caused a substantial reduction in the gross charge-off rate, when compared to the November 1998 Due Period.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 82

       28C.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28J. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28K. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U.

       28N. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V.

                                    3 of 82

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: March 11, 1999       By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary


                                    4 of 82

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

                                    5 of 82

  28B.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U.

  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V.

                                    6 of 82

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank


           --------------------------------------------------------

                         First Chicago Master Trust II
                                 March 5, 1999

           --------------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement"), by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.  The undersigned are Servicing Officers.

     4.  The aggregate amount of Collections processed for
         the Due Period for this Distribution Date was
         equal to. . . . . . . . . . . . . . . . . . . . .    $4,501,451,180.77

     5.  (a) The aggregate amount of such Collections
         allocated to Principal Receivables for the Due
         Period for this Distribution Date was equal to. .    $4,259,377,364.62

         (b) The aggregate amount of such Collections
         allocated to Finance Charge Receivables for the
         Due Period for this Distribution Date was equal
         to. . . . . . . . . . . . . . . . . . . . . . . .      $242,073,816.15

     6.  (a) The aggregate Interchange Amount (which will
         be included as Finance Charge Receivables for all
         Series) for this Distribution Date was equal to .       $49,731,845.67

         (b) The aggregate Net Recoveries Amount (which
         will be included as Finance Charge Receivables
         for all Series) for this Distribution Date was
         equal to. . . . . . . . . . . . . . . . . . . . .        $6,355,536.52

     7. The Invested Percentage of Collections allocated to Principal Receivables for the Due Period was equal to for:

             Series 1994 - J . . . . . . . . . . . . . . .               3.141%
             Series 1994 - K . . . . . . . . . . . . . . .               3.141%
             Series 1994 - L . . . . . . . . . . . . . . .               3.141%
             Series 1995 - M . . . . . . . . . . . . . . .               3.589%
             Series 1995 - N . . . . . . . . . . . . . . .               3.589%
             Series 1995 - O . . . . . . . . . . . . . . .               3.589%
             Series 1995 - P . . . . . . . . . . . . . . .               3.589%
             Series 1996 - Q . . . . . . . . . . . . . . .               6.461%
             Series 1996 - R . . . . . . . . . . . . . . .               2.871%
             Series 1996 - S . . . . . . . . . . . . . . .               5.025%
             Series 1997 - T . . . . . . . . . . . . . . .               4.307%
             Series 1997 - U . . . . . . . . . . . . . . .               2.871%
             Series 1998 - V . . . . . . . . . . . . . . .               7.178%

                                       7 of 82

     8.  The Invested Percentage of Collections allocated to
         Finance Charge Receivables for the Due Period was equal to for:

            Series 1994 - J . . . . . . . . . . . . . . . .              2.355%
            Series 1994 - K . . . . . . . . . . . . . . . .              3.141%
            Series 1994 - L . . . . . . . . . . . . . . . .              3.141%
            Series 1995 - M . . . . . . . . . . . . . . . .              3.589%
            Series 1995 - N . . . . . . . . . . . . . . . .              2.379%
            Series 1995 - O . . . . . . . . . . . . . . . .              3.589%
            Series 1995 - P . . . . . . . . . . . . . . . .              3.589%
            Series 1996 - Q . . . . . . . . . . . . . . . .              6.461%
            Series 1996 - R . . . . . . . . . . . . . . . .              2.871%
            Series 1996 - S . . . . . . . . . . . . . . . .              5.025%
            Series 1997 - T . . . . . . . . . . . . . . . .              4.307%
            Series 1997 - U . . . . . . . . . . . . . . . .              2.871%
            Series 1998 - V . . . . . . . . . . . . . . . .              7.178%

     9.  The Invested Percentage with respect to the Investor
         Default Amount for the Due Period was equal to for:

            Series 1994 - J . . . . . . . . . . . . . . . .              2.355%
            Series 1994 - K . . . . . . . . . . . . . . . .              3.141%
            Series 1994 - L . . . . . . . . . . . . . . . .              3.141%
            Series 1995 - M . . . . . . . . . . . . . . . .              3.589%
            Series 1995 - N . . . . . . . . . . . . . . . .              2.379%
            Series 1995 - O . . . . . . . . . . . . . . . .              3.589%
            Series 1995 - P . . . . . . . . . . . . . . . .              3.589%
            Series 1996 - Q . . . . . . . . . . . . . . . .              6.461%
            Series 1996 - R . . . . . . . . . . . . . . . .              2.871%
            Series 1996 - S . . . . . . . . . . . . . . . .              5.025%
            Series 1997 - T . . . . . . . . . . . . . . . .              4.307%
            Series 1997 - U . . . . . . . . . . . . . . . .              2.871%
            Series 1998 - V . . . . . . . . . . . . . . . .              7.178%

     10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

             Series 1994 - J  . . . . . . . . . . . . . . .               $0.00
             Series 1994 - K  . . . . . . . . . . . . . . .               $0.00
             Series 1994 - L  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - M  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - N  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - O  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - P  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - Q  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - R  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - S  . . . . . . . . . . . . . . .               $0.00
             Series 1997 - T  . . . . . . . . . . . . . . .               $0.00
             Series 1997 - U  . . . . . . . . . . . . . . .               $0.00
             Series 1998 - V  . . . . . . . . . . . . . . .               $0.00

                                    8 of 82

     11.  The amount of interest due on the Cash Collateral
          Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

             Series 1994 - J  . . . . . . . . . . . . . . .          $16,288.61
             Series 1994 - K  . . . . . . . . . . . . . . .          $25,474.73
             Series 1994 - L  . . . . . . . . . . . . . . .          $17,468.27
             Series 1995 - M  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - N  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - O  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - P  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - Q  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - R  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - S  . . . . . . . . . . . . . . .               $0.00
             Series 1997 - T  . . . . . . . . . . . . . . .               $0.00
             Series 1997 - U  . . . . . . . . . . . . . . .               $0.00
             Series 1998 - V  . . . . . . . . . . . . . . .               $0.00

     12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

             Series 1994 - J  . . . . . . . . . . . . . . .         $625,000.00
             Series 1994 - K  . . . . . . . . . . . . . . .         $833,333.33
             Series 1994 - L  . . . . . . . . . . . . . . .         $833,333.33
             Series 1995 - M  . . . . . . . . . . . . . . .         $952,380.95
             Series 1995 - N  . . . . . . . . . . . . . . .         $631,250.58
             Series 1995 - O  . . . . . . . . . . . . . . .         $952,380.95
             Series 1995 - P  . . . . . . . . . . . . . . .         $952,380.95
             Series 1996 - Q  . . . . . . . . . . . . . . .       $1,714,285.71
             Series 1996 - R  . . . . . . . . . . . . . . .         $761,904.77
             Series 1996 - S  . . . . . . . . . . . . . . .       $1,333,333.34
             Series 1997 - T  . . . . . . . . . . . . . . .       $1,142,857.14
             Series 1997 - U  . . . . . . . . . . . . . . .         $761,904.77
             Series 1998 - V  . . . . . . . . . . . . . . .       $1,904,761.90

     13.  The aggregate amount payable to Investor
          Certificateholders on the succeeding Distribution
          Date in respect of interest is equal to for:

             Series 1994 - J  . . . . . . . . . . . . . . .       $1,450,546.87
             Series 1994 - K  . . . . . . . . . . . . . . .       $1,921,875.00
             Series 1994 - L  . . . . . . . . . . . . . . .       $2,979,166.67
             Series 1995 - M  . . . . . . . . . . . . . . .       $2,227,770.00
             Series 1995 - N  . . . . . . . . . . . . . . .       $1,454,802.21
             Series 1995 - O  . . . . . . . . . . . . . . .       $2,229,644.99
             Series 1995 - P  . . . . . . . . . . . . . . .       $2,205,537.85
             Series 1996 - Q  . . . . . . . . . . . . . . .       $3,931,396.72
             Series 1996 - R  . . . . . . . . . . . . . . .       $1,729,885.72
             Series 1996 - S  . . . . . . . . . . . . . . .       $3,067,843.80
             Series 1997 - T  . . . . . . . . . . . . . . .       $2,597,145.43
             Series 1997 - U  . . . . . . . . . . . . . . .       $1,747,287.43
             Series 1998 - V  . . . . . . . . . . . . . . .       $4,527,631.06

                                    9 of 82

     14.  The aggregate amount payable to Investor
          Certificateholders on the succeeding Distribution
          Date in respect of principal is equal to for:

             Series 1994 - J  . . . . . . . . . . . . . . .      $41,666,666.67
             Series 1994 - K  . . . . . . . . . . . . . . .      $41,666,666.67
             Series 1994 - L  . . . . . . . . . . . . . . .      $41,666,666.67
             Series 1995 - M  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - N  . . . . . . . . . . . . . . .      $48,169,556.67
             Series 1995 - O  . . . . . . . . . . . . . . .               $0.00
             Series 1995 - P  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - Q  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - R  . . . . . . . . . . . . . . .               $0.00
             Series 1996 - S  . . . . . . . . . . . . . . .               $0.00
             Series 1997 - T  . . . . . . . . . . . . . . .               $0.00
             Series 1997 - U  . . . . . . . . . . . . . . .               $0.00
             Series 1998 - V  . . . . . . . . . . . . . . .               $0.00

     15.  The excess, if any, of the First Chicago Amount over
          the Aggregate Principal Receivables required to be
          maintained pursuant to the Agreement. . . . . . .   $7,563,439,958.94

     16.  The First Chicago Amount for the Due Period divided
          by Aggregate Principal Receivables for the Due
          Period. . . . . . . . . . . . . . . . . . . . . .             49.503%

     17.  The Minimum First Chicago Interest Percentage . .              7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to
          Section 5.02(a) of the Agreement, if applicable.

     19.  As of the date hereof, to the best knowledge of the
          undersigned, no default in the performance of the
          obligation of the Servicer under the Pooling and
          Servicing Agreement has occurred or is continuing
          except as follows:                                               NONE

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22.  During the preceding calendar month, the number of
          newly-originated Accounts was . . . . . . . . . .             199,479


          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                      FCC National Bank
                                         as Servicer


                               By: /s/ JAMES A. HARWOOD
                                   ----------------------------
                                        Servicing Officer


                               By: /s/ MICHAEL J. KUZLIK
                                   ----------------------------
                                        Servicing Officer

                                   10 of 82

                                                                     EXHIBIT 28B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                -----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - J
                                 March 5, 1999

                -----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1994 - J Certificateholders on the
        Payment Date per $1,000 interest . . . . . . . . . .            $86.234


    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - J Certificates,
        per $1,000 interest  . . . . . . . . . . . . . . . .            $83.333


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - J Certificates, per $1,000
        interest . . . . . . . . . . . . . . . . . . . . . .             $2.901

                                   11 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-J Certificates  . . . . . . . . . .     $140,401,904.73

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which  were
        allocated in respect of the Series 1994 - J
        Certificates, per $1,000 interest . . . . . . . . .            $280.804

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - J Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - J Certificates,
        if any  . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series) . . . . . . $15,920,582,820.94

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994 - J
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .    $374,999,999.99

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - J  Certificates for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .             2.355%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - J
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . . . . . . .             3.141%

                                   12 of 82

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
        Certificates (the "Investor Default Amount").

    a.  Investor Default Amount . . . . . . . . . . . . . .       $1,549,347.31

    b.  Recoveries. . . . . . . . . . . . . . . . . . . . .         $149,700.94

    c.  Net Default Receivables . . . . . . . . . . . . . .       $1,399,646.37

    5. Investor Charge-offs.
       ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - J Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . . . . . . . . . .         $234,375.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $390,625.00

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

                                   13 of 82

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period. . . . . . . . . . . . . . . . . . . . . . .      $48,750,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - J
        Certificates as of such Due Period. . . . . . . . .             13.000%

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . . . . . .        66.66666666%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ------------------------------------
                            Title:        Vice President

                                   14 of 82

                                                                     EXHIBIT 28C

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                -----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - K
                                 March 5, 1999

                -----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1994 - K Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .             $87.177

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - K Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .             $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - K Certificates, per $1,000
        interest. . . . . . . . . . . . . . . . . . . . . .              $3.844

                                   15 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - K Certificates. . . . . . . . . .     $142,612,700.50

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which  were
        allocated in respect of the Series 1994 - K
        Certificates, per $1,000 interest . . . . . . . . .            $285.225

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - K Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - K Certificates,
        if any  . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994 - K
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - K  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              3.141%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - K
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              3.141%

                                   16 of 82

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
        Certificates (the "Investor Default Amount")

    a.  Investor Default Amount . . . . . . . . . . . . . .       $2,065,796.40

    b.  Recoveries. . . . . . . . . . . . . . . . . . . . .         $199,601.26

    c.  Net Default Receivables . . . . . . . . . . . . . .       $1,866,195.14

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - K Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . . . . . . . . . .         $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $520,833.33

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

                                   17 of 82

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period. . . . . . . . . . . . . . . . . . . . . . .      $72,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - K
        Certificates as of such Due Period. . . . . . . . .             14.500%

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last  day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . . . . . .        91.66666667%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ----------------------------------------
                            Title:           Vice President

                                   18 of 82

                                                                     EXHIBIT 28D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - L
                                 March 5, 1999

                ----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1994 - L Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .             $89.292

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - L Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .             $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - L Certificates, per $1,000
        interest. . . . . . . . . . . . . . . . . . . . . .              $5.958

                                   19 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - L Certificates. . . . . . . . . .     $142,612,700.50

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - L
        Certificates, per $1,000 interest . . . . . . . . .            $285.225

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - L Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - L Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994 - L
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $500,000,000.00

    c.  The Invested Percentage with respect to Finance
        Charge Receivables (including Interchange) and
        Defaulted Receivables for the Series 1994 - L
        Certificates for the Due Period with respect to
        the current Distribution Date . . . . . . . . . . .              3.141%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - L
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              3.141%

                                   20 of 82

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
        Certificates (the "Investor Default Amount").

    a.  Investor Default Amount . . . . . . . . . . . . . .       $2,065,796.40

    b.  Recoveries. . . . . . . . . . . . . . . . . . . . .         $199,601.26

    c.  Net Default Receivables . . . . . . . . . . . . . .       $1,866,195.14

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - L Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . . . . . . . . . .         $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $520,833.33

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

                                   21 of 82

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period. . . . . . . . . . . . . . . . . . . . . . .      $57,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - L
        Certificates as of such Due Period. . . . . . . . .             11.500%

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . . . . . .        91.66666667%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                              -----------------------------------------
                            Title:           Vice President

                                   22 of 82

                                                                     EXHIBIT 28E

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                                 March 5, 1999

                ----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .              $3.882

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . .              $3.882

                                   23 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - M Certificates. . . . . . . . . .      $10,106,494.99

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates. . . . . . .       $8,843,183.11

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .             $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .       $5,742,694.48

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - M Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - M Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   24 of 82

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995 - M
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . .     $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - M Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              3.589%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - M
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              3.589%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   25 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . .       $2,360,910.18

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $228,115.72

        3.  Net Default Receivables . . . . . . . . . . . .       $2,132,794.46

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $2,065,796.40

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $199,601.26

        3.  Net Default Receivables . . . . . . . . . . . .       $1,866,195.14

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .         $295,113.78

        2.  Recoveries  . . . . . . . . . . . . . . . . . .          $28,514.46

        3.  Net Default Receivables . . . . . . . . . . . .         $266,599.32

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $357,142.86

                                   26 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $595,238.09

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .       $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . .              1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .      $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $71,428,572.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . . . . .      $77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $77,142,858.00

                                   27 of 82

C.  The Pool Factor.
    ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor. . . . . . . . . . . . . . . . . . . . . .       100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00

                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                ----------------------------------------
                             Title:           Vice President

                                   28 of 82

                                                                     EXHIBIT 28F

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                 --------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                                 March 5, 1999

                 --------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .             $85.881

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest. . . . . . . . . . . . . . . . .            $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest. . . .             $2.548

                                   29 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - N Certificates. . . . . . . . . .     $159,578,165.96

    c.  The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates . . . . . .     $139,664,972.80

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .            $279.330

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .       $3,810,893.25

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - N Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - N Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   30 of 82

    b.  The  amount of Principal Receivables in
        the Trust represented by the Series 1995 - N
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $378,750,345.32

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . .     $333,333,333.32

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - N Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              2.379%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - N
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              3.589%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              88.01%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              11.99%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   31 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . .       $1,564,842.22

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $151,198.09

        3.  Net Default Receivables . . . . . . . . . . . .       $1,413,644.13

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $1,377,197.61

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $133,067.50

        3.  Net Default Receivables . . . . . . . . . . . .       $1,244,130.11

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .         $187,644.61

        2.  Recoveries. . . . . . . . . . . . . . . . . . .          $18,130.59

        3.  Net Default Receivables . . . . . . . . . . . .         $169,514.02

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $236,718.97

                                   32 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $394,531.61

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .       $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . .              1.959%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .      $45,417,012.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $38,914,122.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . . . . .      $51,131,298.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $44,628,408.00

                                   33 of 82

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor. . . . . . . . . . . . . . . . . . . . . . .        58.33333333%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00

                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                -----------------------------------------
                             Title:           Vice President

                                   34 of 82

                                                                     EXHIBIT 28G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                                 March 5, 1999

                ----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .              $3.874

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . .              $3.874

                                   35 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - O Certificates. . . . . . . . . .      $10,106,494.99

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates. . . . . . .       $8,843,183.11

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .             $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .       $5,746,444.48

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - O Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - O Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   36 of 82

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995 - O
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . .     $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - O Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              3.589%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - O
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              3.589%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   37 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . .       $2,360,910.18

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $228,115.72

        3.  Net Default Receivables . . . . . . . . . . . .       $2,132,794.46

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $2,065,796.40

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $199,601.26

        3.  Net Default Receivables . . . . . . . . . . . .       $1,866,195.14

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .         $295,113.78

        2.  Recoveries  . . . . . . . . . . . . . . . . . .          $28,514.46

        3.  Net Default Receivables . . . . . . . . . . . .         $266,599.32

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $357,142.86

                                   38 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $595,238.09

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .       $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . .              1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .      $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $71,428,572.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date. . . . . . . . . . . . . .  . . .      $77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $77,142,858.00

                                   39 of 82

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor. . . . . . . . . . . . . . . . . . . . . . .       100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                ----------------------------------------
                             Title:           Vice President

                                   40 of 82

                                                                     EXHIBIT 28H

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                           FCC NATIONAL BANK

--------------------------------------------------------------------------------

                    FIRST CHICAGO MASTER TRUST II
                           Series 1995 - P
                            March 5, 1999
--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest . . . . . . . . . .             $3.837

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest. . . . . . . . . . . . . . . . .             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest. . . .             $3.837

                                    41 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series   . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - P Certificates . . . . . . . . . .     $10,106,494.99

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates. . . . . . .       $8,843,183.11

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .             $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .       $5,765,194.48

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - P Certificates, if any. . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - P Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   42 of 82

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995 - P
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $571,428,572.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . .     $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - P Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              3.589%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - P
        Certificates for the Due Period with respect
        to the current Distribution Date  . . . . . . . . .              3.589%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   43 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . .       $2,360,910.18

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $228,115.72

        3.  Net Default Receivables . . . . . . . . . . . .       $2,132,794.46

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $2,065,796.40

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $199,601.26

        3.  Net Default Receivables . . . . . . . . . . . .       $1,866,195.14

    c.  The Collateral Investor Default Amount

        1. Investor Default Amount. . . . . . . . . . . . .         $295,113.78

        2. Recoveries . . . . . . . . . . . . . . . . . . .          $28,514.46

        3. Net Default Receivables. . . . . . . . . . . . .         $266,599.32

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution Date . . .               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $357,142.86

                                   44 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $595,238.09

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .       $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date. . . . . . . . . . . . . . . . .               1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .      $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $71,428,572.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . . . . .      $77,142,858.00

    b.  The total Enhancement after giving effect
        to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $77,142,858.00

                                   45 of 82

    C.  The Pool Factor.
        ----------------

            The Pool Factor (which represents the ratio
            of the Class A Invested Amount on the last day
            of the month ending on the Record Date
            adjusted for Class A Investor Charge-Offs set
            forth in B.5.a. above and for the distributions
            of principal set forth in A.2 above to the
            Class A Initial Invested Amount).  The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            holder's Class A Certificate by the Pool
            Factor. . . . . . . . . . . . . . . . . . . . .       100.00000000%

    D.  Deficit Controlled Amortization Amount.
        ---------------------------------------

        1.  The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . . . . . .               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A Harwood
                             --------------------------------------
                             Title:          Vice President

                                   46 of 82

                                                                     EXHIBIT 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                                 March 5, 1999

                ----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .              $3.799

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . .              $3.799

                                   47 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996 - Q Certificates. . . . . . . . . .      $18,191,690.96

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates. . . . . . .      $15,917,729.59

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .             $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .      $10,411,100.04

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - Q Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1996 - Q Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   48 of 82

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996 - Q
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .   $1,028,571,429.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . .     $900,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - Q Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              6.461%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - Q
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              6.461%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   49 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . .       $4,249,638.32

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $410,608.29

        3.  Net Default Receivables . . . . . . . . . . . .       $3,839,030.03

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $3,718,433.53

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $359,282.25

        3.  Net Default Receivables . . . . . . . . . . . .       $3,359,151.28

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .         $531,204.79

        2.  Recoveries. . . . . . . . . . . . . . . . . . .          $51,326.04

        3.  Net Default Receivables . . . . . . . . . . . .         $479,878.75

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $642,857.14

                                   50 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .       $1,071,428.57

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .      $10,285,714.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . .              1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .     $128,571,429.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $128,571,429.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date. . . . . . . . . . . . . .  . . .     $138,857,143.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $138,857,143.00

                                   51 of 82

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last  day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor. . . . . . . . . . . . . . . . . . . . . . .       100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                ----------------------------------------
                             Title:           Vice President

                                   52 of 82

                                                                     EXHIBIT 28J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                                 March 5, 1999

                ----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .              $3.754

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . .              $3.754

                                   53 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996 - R Certificates. . . . . . . . . .       $8,085,195.98

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates. . . . . . .       $7,074,546.47

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .             $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .       $4,645,155.57

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - R Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1996 - R Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   54 of 82

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996 - R
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $457,142,858.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . .     $400,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - R Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              2.871%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - R
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              2.871%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   55 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . .       $1,888,728.14

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $182,492.57

        3.  Net Default Receivables . . . . . . . . . . . .       $1,706,235.57

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $1,652,637.12

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $159,681.00

        3.  Net Default Receivables . . . . . . . . . . . .       $1,492,956.12

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .         $236,091.02

        2.  Recoveries. . . . . . . . . . . . . . . . . . .          $22,811.57

        3.  Net Default Receivables . . . . . . . . . . . .         $213,279.45

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $285,714.29

                                   56 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $476,190.48

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .       $4,571,429.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . .              1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .      $57,142,858.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $57,142,858.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date. . . . . . . . . . . . . .  . . .      $61,714,287.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $61,714,287.00

                                   57 of 82

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor. . . . . . . . . . . . . . . . . . . . . . .       100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
         for the preceding Due Period . . . . . . . . . . .               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                ----------------------------------------
                             Title:           Vice President

                                   58 of 82

                                                                     EXHIBIT 28K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - S
                                 March 5, 1999

                ----------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .              $3.795

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . .              $3.795

                                   59 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996 - S Certificates. . . . . . . . . .      $14,149,092.96

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates. . . . . . .      $12,380,456.34

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .             $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .       $8,100,147.25

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - S Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1996 - S Certificates,
        if any. . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   60 of 82

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996 - S
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $800,000,000.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . . . . . . . .     $700,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - S Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              5.025%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - S
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              5.025%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   61 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount . . . . . . . . . . . .       $3,305,274.25

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $319,362.00

        3.  Net Default Receivables . . . . . . . . . . . .       $2,985,912.25

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $2,892,114.96

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $279,441.75

        3.  Net Default Receivables . . . . . . . . . . . .       $2,612,673.21

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .         $413,159.29

        2.  Recoveries. . . . . . . . . . . . . . . . . . .          $39,920.25

        3.  Net Default Receivables . . . . . . . . . . . .         $373,239.04

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $500,000.00

                                   62 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $833,333.34

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . .               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .       $8,000,000.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . .              1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .     $100,000,000.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $100,000,000.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . . . . .     $108,000,000.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $108,000,000.00

                                   63 of 82

C.  The Pool Factor.
    ----------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor. . . . . . . . . . . . . . . . . . . . . . .       100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                ---------------------------------------
                             Title:           Vice President

                                   64 of 82

                                                                     EXHIBIT 28L


                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK


--------------------------------------------------------------------------------

                          FIRST CHICAGO MASTER TRUST II
                                 Series 1997 - T
                                  March 5, 1999

--------------------------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the Payment Date
        per $1,000 interest   . . . . . .  .  .  .  .  .  .              $3.754

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Class A Certificates, per $1,000 interest   .  .  .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Class A Certificates, per $1,000 interest   .  .  .              $3.754


                                    65 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series. . . . . . .     $696,376,916.45

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1997 - T Certificates . . . . . . . . . .      $12,127,793.98

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates . . . . . . .      $10,611,819.72

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest. . . . . . . . . .             $17.686

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .       $6,967,733.36

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution
       Date allocated in respect of the
       Class A Certificates .  .  .  .  .  .  .  .  . .  .                $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the Series
       1997 - T Certificates, if any . . . . . . . . . . .                $0.00

    h. The amount of Excess Principal Collections
       allocated in respect of
       the Series 1997 - T Certificates, if any. . . . . .                $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series). . . . . .   $15,920,582,820.94

                                   66 of 82

    b. The amount of Principal Receivables in the
       Trust represented by the Series 1997 - T
       Certificates (the "Adjusted Invested Amount") for
       the Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . .      $685,714,286.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested
       Amount") for the Due Period with respect to the
       current Distribution Date. . . . . . . . . . . . . .     $600,000,000.00

    d. The Invested Amount for the Due Period
       with respect to the current Distribution Date. . . .     $685,714,286.00

    e. The Class A Invested Amount for the Due
       Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .     $600,000,000.00

    f. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1997 - T Certificates for the Due
       Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .              4.307%

    g. The Invested Percentage with respect to
       Principal Receivables for the Series 1997 - T
       Certificates for the Due Period with respect
       to the current Distribution Date. . . . . . . . . . .             4.307%

    h. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .              87.50%

    i. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .              87.50%

    j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .              12.50%

    k. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .              12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .       $827,530,070.83

                                   67 of 82

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
       Certificates (the "Investor Default Amount").

       1. Investor Default Amount . . . . . . . . . . . . .       $2,833,092.22

       2. Recoveries. . . . . . . . . . . . . . . . . . . .         $273,738.86

       3. Net Default Receivables .  .  .  .  .  .  .  .  .       $2,559,353.36

    b. The Class A Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . .       $2,478,955.69

       2. Recoveries. . . . . . . . . . . . . . . . . . . .         $239,521.50

       3. Net Default Receivables . . . . . . . . . . . . .       $2,239,434.19

    c. The Collateral Investor Default Amount

       1. Investor Default Amount .  .  .  .  .  .  .  .  .         $354,136.53

       2. Recoveries .  .  .  .  .  .  .  .  .  .  .  .  .           $34,217.36

       3. Net Default Receivables .  .  .  .  .  .  .  .  .         $319,919.17


5.  Investor Charge-offs.
    ---------------------

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .                   $0.00

b.  The amount attributable to Class A Investor
    Charge-Offs, if any, by which the principal balance
    of the Class A Certificates exceeds the
    Class A Adjusted Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution Date. . . . . . . .               $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution Date. . . . . . . .               $0.00


6.  Monthly Servicing Fee.
    ----------------------


a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution Date . . . . .         $428,571.43

                                   68 of 82

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . . . . . . . . . .         $714,285.71

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount"). . . . . . . . . . . . . . . .              $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available Cash Collateral Amount"
    for the next Distribution Date. . . . . . . . . . . . .       $6,857,143.00

c.  The amount as computed in 7.b as a
    percentage of the Class A Adjusted Invested
    Amount after giving effect to all reductions
    thereof on the current Distribution Date. . . . . . . .              1.143%

8.  Collateral Invested Amount.
    ---------------------------

a.  The Collateral Invested Amount for the
    current Distribution Date . . . . . . . . . . . . . . .      $85,714,286.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits, and payments on the current
    Distribution Date . . . . . . . . . . . . . . . . . . .      $85,714,286.00

9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date . . . . . . . . . . . . . . . . . . .      $92,571,429.00

b.  The total Enhancement after giving effect
    to all withdrawals, deposits and payments
    on the current Distribution Date. . . . . . . . . . . .      $92,571,429.00

                                       69 of 82

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last
       day of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor . . . . . . . . . . . . . . . . . . . . . . .       100.00000000%

D.  Principal Funding Account.
    --------------------------

    1.  The Principal Funding Investment Proceeds
        deposited in the Collection Account for the
        current Distribution Date to be treated as
        Class A Available Funds . . . . . . . . . . . . . .               $0.00

    2.  The Excess Principal Funding Investment
        Proceeds for the current Distribution Date. . . . .               $0.00

    3.  The Principal Funding Account Balance as of
        the end of day on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    4.  The Deficit Controlled Accumulation Amount
        for the preceding Due Period. . . . . . . . . . . .               $0.00

E.  Reserve Account.
    ----------------

    1.  The Reserve Draw Amount for the current
        Distribution Date . . . . . . . . . . . . . . . . .               $0.00

    2.  The amount on deposit in the Reserve Account
        as of the end of the day on the current
        Distribution Date (the "Available Reserve
        Account Amount" for the next Distribution Date) . .               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                -------------------------------
                             Title:           Vice President

                                    70 of 82

                                                                     EXHIBIT 28M


                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK


--------------------------------------------------------------------------------

                          FIRST CHICAGO MASTER TRUST II
                                 Series 1997 - U
                                  March 5, 1999

--------------------------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to Class A
        Certificateholders on the Payment Date per
        $1,000 interest  .  .  .  .  .  .  .  .  .  .  .  .              $3.788

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Class A Certificates, per $1,000 interest   .  .  .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Class A Certificates, per $1,000 interest   .  .  .              $3.788


                                    71 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series . . . . . .     $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1997 - U Certificates. . . . . . . . . .       $8,085,195.98

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates. . . . . . .       $7,074,546.47

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest . . . . . . . . .             $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .       $4,631,655.57

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates. . . . . . . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the Series
        1997 - U Certificates, if any . . . . . . . . . . .               $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of
        the Series 1997 - U Certificates, if any. . . . . .               $0.00


    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series). . . . . .  $15,920,582,820.94

                                   72 of 82

    b.  The  amount of Principal Receivables in
        the Trust represented by the Series 1997 - U
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $457,142,858.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested
        Amount") for the Due Period with respect to the
        current Distribution Date .  .  .  .  .  .  .  .  .     $400,000,000.00

    d.  The Invested  Amount for the Due Period
        with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $457,142,858.00

    e.  The Class A Invested  Amount for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .     $400,000,000.00

    f.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1997 - U Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              2.871%

    g.  The Invested Percentage with respect to
        Principal Receivables for the Series 1997 - U
        Certificates for the Due Period with respect
        to the current Distribution Date. . . . . . . . . .              2.871%

    h.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    i.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              87.50%

    j.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    k.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . . . . . . . .              12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .     $827,530,070.83

                                   73 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
        Certificates (the "Investor Default Amount").

        1.  Investor Default Amount . . . . . . . . . . . .       $1,888,728.14

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $182,492.57

        3.  Net Default Receivables . . . . . . . . . . . .       $1,706,235.57

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .       $1,652,637.12

        2.  Recoveries. . . . . . . . . . . . . . . . . . .         $159,681.00

        3.  Net Default Receivables . . . . . . . . . . . .       $1,492,956.12

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount . . . . . . . . . . . .         $236,091.02

        2.  Recoveries. . . . . . . . . . . . . . . . . . .          $22,811.57

        3.  Net Default Receivables . . . . . . . . . . . .         $213,279.45

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    b.  The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $285,714.29

                                   74 of 82

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .         $476,190.48

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . .                 $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . .       $4,571,429.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . .              1.143%

    8.  Collateral Invested Amount.
        ---------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . .      $57,142,858.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits, and payments on the current
        Distribution Date . . . . . . . . . . . . . . . . .      $57,142,858.00

    9.  Total Enhancement.
        ------------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . . . . .      $61,714,287.00

    b.  The total Enhancement after giving effect
        to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . .      $61,714,287.00

                                   75 of 82

    C.  The Pool Factor.
        ----------------

           The Pool Factor (which represents the ratio
           of the Class A Adjusted Invested Amount on the last
           day of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Class A Initial Invested Amount).  The amount
           of a Class A Certificateholder's pro rata share
           of the Class A Invested Amount can be determined
           by multiplying the original denomination of the
           holder's Class A Certificate by the Pool
           Factor . . . . . . . . . . . . . . . . . . . . .       100.00000000%

    D.  Principal Funding Account.
        --------------------------

        1.  The Principal Funding Investment Proceeds
            deposited in the Collection Account for the
            current Distribution Date to be treated as
            Class A Available Funds . . . . . . . . . . . .               $0.00

        2.  The Excess Principal Funding Investment
            Proceeds for the current Distribution Date. . .               $0.00

        3.  The Principal Funding Account Balance as of
            the end of day on the current Distribution
            Date. . . . . . . . . . . . . . . . . . . . . .               $0.00

        4.  The Deficit Controlled Accumulation Amount
            for the preceding Due Period. . . . . . . . . .               $0.00

    E.  Reserve Account.
        ----------------

        1.  The Reserve Draw Amount for the current
            Distribution Date . . . . . . . . . . . . . . .               $0.00

        2.  The amount on deposit in the Reserve Account
            as of the end of the day on the current
            Distribution Date (the "Available Reserve
            Account Amount" for the next Distribution
             Date). . . . . . . . . . . . . . . . . . . . .               $0.00


                                  FCC National Bank,
                                  Servicer



                                  By  /s/        James A. Harwood
                                      -------------------------------------

                                  Title:          Vice President




                                   76 of 82

                                                                     EXHIBIT 28N


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                                 March 5, 1999

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the March 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest  . . . . . . . .                $3.912

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . .                $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates,
        per $1,000 interest  .  .  .  .  .  .  .  .  .  .                $3.912

                                   77 of 82

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------
    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............    $696,376,916.45

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1998 - V Certificates....................     $20,212,989.93

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............     $17,686,366.20

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 Interest...................            $17.686

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................     $11,455,388.91

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates................................              $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1998 - V Certificates, if any................               $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of
        the Series 1998 - V Certificates, if any............              $0.00

    2.  Receivables in Trust.
        ---------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............ $15,920,582,820.94

                                   78 of 82

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1998 - V
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................  $1,142,857,143.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested Amount")
        for the Due Period with respect to the
        current Distribution Date...........................  $1,000,000,000.00

    d.  The Invested  Amount for the Due Period
        with respect to the current Dist-
        ribution Date.......................................  $1,142,857,143.00

    e.  The Class A Invested Amount for the Due
        Period with respect to the current
        Distribution Date...................................  $1,000,000,000.00

    f.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1998 - V Certificates for the Due
        Period with respect to the current
        Distribution Date...................................             7.178%

    g.  The Invested Percentage with respect to
        Principal Receivables for the Series 1998 - V
        Certificates for the Due Period with respect
        to the current Distribution Date....................             7.178%

    h.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................             87.50%

    i.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................             87.50%

    j.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................             12.50%

    k.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................             12.50%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date................................................    $827,530,070.83

                                   79 of 82

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
        Certificates (the "Investor Default Amount").

        1.  Investor Default Amount.........................      $4,721,820.35

        2.  Recoveries......................................        $456,231.41

        3.  Net Default Receivables.........................      $4,265,588.94

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount.........................      $4,131,592.81

        2.  Recoveries......................................        $399,202.49

        3.  Net Default Receivables.........................      $3,732,390.32

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount.........................        $590,227.54

        2.  Recoveries......................................         $57,028.92

        3.  Net Default Receivables.........................        $533,198.62

    5.  Investor Charge-offs.
        ---------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date................................................              $0.00

    b.  The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date..............................................                $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date................................................              $0.00

    6.  Monthly Servicing Fee.
        ----------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date................................................        $714,285.71

                                   80 of 82

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................      $1,190,476.19

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)......................     $11,428,572.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Adjusted Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date........................................             1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date............................    $142,857,143.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals,
       deposits, and payments on the current
       Distribution Date....................................    $142,857,143.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date....................................    $154,285,715.00


    b. The total Enhancement after giving
       effect to all withdrawals, deposits
       and payments on the current
       Distribution Date ...................................    $154,285,715.00

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

    C. The Pool Factor.
       ----------------

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last
       day of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor................................................     100.00000000%

   D.  Principal Funding Account.
       --------------------------

       1. The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds............................             $0.00

       2. The Excess Principal Funding Investment
          Proceeds for the current Distribution
          Date...............................................             $0.00

       3. The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date...............................................             $0.00

       4. The Deficit Controlled Accumulation Amount
          for the preceding Due Period.......................             $0.00

    E. Reserve Account.
       ----------------

       1. The Reserve Draw Amount for the current
          Distribution Date..................................             $0.00

       2. The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount"for the next Distribution Date......             $0.00


                              FCC National Bank,
                              Servicer



                              By  /s/ James A. Harwood
                                  --------------------------------------
                              Title:  Vice President

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